UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2023

EVmo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39132	81-3028414
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2301 North Sepulveda Boulevard Manhattan Beach, California	90266
(Address of registrant’s principal executive offices)	(Zip code)

(310) 926-2643

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the fourth paragraph of Item 8.01 of this current report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

As previously reported in a current report on Form 8-K filed on June 9, 2023, EVmo, Inc., a Delaware corporation (the “Company”), had entered into a letter of intent (the “LOI”) to merge with micromobility.com, Inc., a Delaware corporation (“MCOM”). After months of negotiation between the parties, the Company and MCOM have jointly concluded that they cannot reach agreement on merger terms that would be acceptable to both parties. Accordingly, the parties have agreed to terminate their negotiations and allow the LOI to expire on its terms.

Since the LOI was non-exclusive, the Company has since then explored possible strategic transactions with other interested parties. However, it has determined that no such transaction is forthcoming, and that it will not be in a position to complete any such transaction in sufficient time to prevent it from suspending operations.

As of the date of this current report on Form 8-K, the Company has essentially exhausted its cash resources and is suspending operations as soon as possible, and in any event targeting by the close of business on September 29, 2023.

In order to minimize use of any remaining cash resources, on September 25, 2023, Stephen M. Sanchez, chief executive officer (“CEO”) of the Company since February 2021, tendered his resignation, effective immediately. Mr. Sanchez remains acting chairman of the Board of Directors of the Company (the “Board”).

At this time, the Company does not believe it has sufficient resources to either file for protection under applicable bankruptcy or state insolvency laws, or to otherwise liquidate and dissolve.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2023	EVmo, Inc.

	By:	/s/ Stephen M. Sanchez
	Name:	Stephen M. Sanchez
	Title:	Acting Chairman of the Board